Interest and Finance Costs, net	6 Months Ended
Jun. 30, 2013
Interest and Finance Costs, net [Abstract]
Interest and Finance Costs, net

7.Interest and Finance Costs, net

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
Interest expense	10,329	13,389	20,597	25,176
Less: Interest capitalized	(373)	(301)	(1,119)	(604)

Interest expense, net	9,956	13,088	19,478	24,572
Interest swap cash settlements non-hedging	1,163	1,262	2,640	4,226
Bunkers swap cash settlements	(16)	(589)	(67)	(1,405)
Amortization of loan fees	244	223	439	455
Bank charges	8	82	96	111
Amortization of deferred loss on termination of financial instruments	219	367	435	734
Change in fair value of non-hedging financial instruments	(1,180)	1,678	(3,002)	(2,284)

Net total	10,394	16,111	20,019	26,409

At June 30, 2013, the Company was committed to seven floating-to-fixed interest rate swaps with major financial institutions covering notional amounts aggregating to $407,614, maturing from October 2013 through March 2021 on which it pays fixed rates averaging 3.92% and receives floating rates based on the six-month London interbank offered rate (“LIBOR”) (Note 12).

At June 30, 2013, the Company held five of the seven interest rate swap agreements, designated and qualifying as cash flow hedges, in order to hedge its exposure to interest rate fluctuations associated with its debt covering notional amounts aggregating to $273,521. The fair value of such financial instruments as of June 30, 2013 and December 31, 2012 in aggregate amounted to $6,648 (negative) and $11,295 (negative), respectively. The estimated net amount of cash flow hedge losses at June 30, 2013 that is estimated to be reclassified into earnings within the next twelve months is $4,370.

At June 30, 2013 and 2012, the Company held two and three interest rate swaps respectively, that did not meet hedge accounting criteria. As such, the changes in their fair values during the first half of 2013 and 2012 have been included in change in fair value of non-hedging financial instruments in the table above, and amounted to $3,400 (positive) and $3,458 (positive), respectively. During 2010, one of these swaps was de-designated as a hedging swap and the remaining loss included in Accumulated other comprehensive loss, and for which the associated future cash flows are deemed probable of occurring ($596 at June 30, 2013), is being amortized to income over the term of the original hedge provided that the variable-rate interest obligations continue. The amount of such loss amortized during the quarters ended June 30, 2013 and 2012 was $219 and $367 respectively. The outstanding balance of $596 is expected to be fully amortized by March 2014.

At June 30, 2013 and December 31, 2012, the Company had three bunker swap agreements in order to hedge its exposure to bunker price fluctuations associated with the consumption of bunkers by its vessels. The fair value of these financial instruments as of June 30, 2013 and December 31, 2012 was $292 (negative) and $105 (positive), respectively.

The changes in their fair values during the first half of 2013 and 2012 amounting to $398 (negative) and $1,174 (negative) respectively have been included in Change in fair value of non-hedging financial instruments in the table above, as such agreements do not meet the hedging criteria.